Exhibit 10.1

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT, dated as of February 22, 2018 (this “Agreement”), is entered into by and among Alliance Holdings GP, L.P., a Delaware limited partnership (“AHGP”), and the Persons  whose names appear on the signature pages hereto (collectively, the “Unitholders”, and each of the Unitholders and AHGP, each a “party” and collectively the “parties”).

RECITALS

WHEREAS, concurrently herewith, AHGP, Alliance GP, LLC, a Delaware limited liability company and the general partner of AHGP (“AGP”), Wildcat GP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AGP (“Merger Sub”), MGP II, LLC, a Delaware limited liability company and the sole member of MGP (as defined below), ARM GP Holdings, Inc., a Delaware corporation and wholly owned subsidiary of AHGP, New AHGP GP, LLC, a Delaware limited liability company and wholly owned subsidiary of AGP, Alliance Resource Partners, L.P., a Delaware limited partnership (“ARLP”),  Alliance Resource Management GP, LLC, a Delaware limited liability company and the general partner of ARLP (“MGP”),  and Alliance Resource GP, LLC, a Delaware limited liability company, are entering into a  Simplification Agreement (as it may be amended from time to time, the “Simplification Agreement”), pursuant to which (and subject to the terms and conditions set forth therein), among other things, (a) AHGP would become a wholly owned subsidiary of ARLP and (b) all of the outstanding common units of AHGP would be cancelled and converted into the right to receive all of the common units of ARLP currently held by AHGP and its subsidiaries;

WHEREAS, as of the date hereof, each Unitholder is the Record Holder or Beneficial Owner of, and has either sole or shared voting power over, the number of AHGP Common Units set forth opposite such Unitholder’s name on Schedule A hereto (the “Existing Units”);

WHEREAS, as a condition and inducement to AHGP’s willingness to enter into the Simplification Agreement and to proceed with the transactions contemplated thereby, AHGP and the Unitholders are entering into this Agreement; and

WHEREAS, the Unitholders acknowledge that AHGP is entering into the Simplification Agreement in reliance on the representations, warranties, covenants and other agreements of the Unitholders set forth in this Agreement and would not enter into the Simplification Agreement if the Unitholders did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, AHGP and the Unitholders hereby agree as follows:

1.         Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Simplification Agreement.

“AHGP GP Interest” means the “General Partner Interest,” as such term is defined in the AHGP Partnership Agreement.

“Beneficially Own”, “Beneficial Owner” or “Beneficial Ownership” has the meaning (or the correlative meaning, as applicable) set forth in Rule 13d-3 and Rule 13d-5(b)(1) of the rules and regulations promulgated under the Exchange Act.

“Covered Units” means, with respect to each Unitholder, such Unitholder’s Existing Units, together with any AHGP Common Units that such Unitholder becomes the Record Holder or Beneficial Owner of on or after the date hereof.

“Proxy Designee” means a Person designated by the AGP Board by written notice to each of the parties, which notice may simultaneously revoke the designation of any Person as a Proxy Designee.

“Record Holder” has the meaning ascribed thereto in the AHGP Partnership Agreement.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise); provided that, for the avoidance of doubt, a Transfer shall not include any existing or future pledges or security interests issued by any of the Unitholders in connection with a bona fide loan.

2.         Agreement to Deliver Written Consent. Prior to the Termination Date (as defined herein), each Unitholder irrevocably and unconditionally agrees that it shall (a) within two (2) Business Days after the Registration Statement becomes effective under the Securities Act (but, for the avoidance of doubt, not until such Registration Statement becomes effective), deliver (or cause to be delivered) a written consent pursuant to Section 14.3 of the AHGP Partnership Agreement covering all of the Covered Units approving (in all manners and by each applicable class) the Simplification Agreement and any other matters necessary for consummation of the transactions contemplated in the Simplification Agreement and (b) at any meeting of the limited partners of AHGP (whether annual or special and whether or not an adjourned or postponed meeting), however called, appear at such meeting or otherwise cause the Covered Units to be counted as present thereat for purpose of establishing a quorum and vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Covered Units (in all manners and by each applicable class) (i) in favor of the Simplification Agreement and any other matter necessary for the consummation of the transactions contemplated by the Simplification Agreement, and (ii) against (A) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of AHGP or any Subsidiary of AHGP contained in the Simplification Agreement and

(B) any other action that could reasonably be expected to impede, interfere with, delay, postpone or adversely affect any of the transactions contemplated by the Simplification Agreement or this Agreement. If a Unitholder is the Beneficial Owner, but not the Record Holder, of any Covered Units, the Unitholder agrees to take all actions necessary to cause the Record Holder and any nominees to vote (or exercise a consent with respect to) all of such Covered Units in accordance with this Section 2.  Except as otherwise set forth in or contemplated by this Agreement, each Unitholder may vote the Covered Units in its discretion on all matters submitted for the vote of unitholders of AHGP or in connection with any written consent of AHGP’s unitholders in a manner that is not inconsistent with the terms of this Agreement.

3.         Grant of Irrevocable Proxy; Appointment of Proxy.

(a)        FROM AND AFTER THE DATE HEREOF UNTIL THE TERMINATION DATE, THE UNITHOLDERS EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY GRANTS TO, AND APPOINTS, BRIAN L. CANTRELL AND CARY MARSHALL, AND ANY OTHER PROXY DESIGNEE (AS DEFINED ABOVE), EACH OF THEM INDIVIDUALLY, AS THE UNITHOLDERS’ PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE (OR EXERCISE A WRITTEN CONSENT WITH RESPECT TO) THE COVERED UNITS SOLELY IN ACCORDANCE WITH SECTION 2. THIS PROXY IS IRREVOCABLE (UNTIL THE TERMINATION DATE AND EXCEPT AS TO ANY PROXY DESIGNEE WHOSE DESIGNATION AS A PROXY DESIGNEE IS REVOKED BY THE AGP BOARD) AND COUPLED WITH AN INTEREST AND EACH UNITHOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY OTHER PROXY PREVIOUSLY GRANTED BY THE UNITHOLDERS WITH RESPECT TO THE COVERED UNITS (AND EACH UNITHOLDER HEREBY REPRESENTS TO AHGP THAT ANY SUCH OTHER PROXY IS REVOCABLE).

(b)       The proxy granted in this Section 3 shall automatically expire upon the termination of this Agreement.

4.         No Inconsistent Agreements. Each Unitholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, it (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Covered Units and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Units, in either case, that is inconsistent with the Unitholder’s obligations pursuant to this Agreement.

5.         Termination. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the termination of the Simplification Agreement in accordance with its terms and (c) the mutual written agreement of the parties to terminate this Agreement (such earliest date being referred to herein as the “Termination Date”); provided that the provisions set forth in Sections 12 to 20 shall survive the termination of this Agreement; provided further that any liability incurred by any party as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

6.         Certain Covenants of the Unitholders. Each Unitholder hereby covenants and agrees as follows, in each case except as otherwise approved in writing by AHGP:

(a)        Prior to the Termination Date, and except as contemplated hereby, no Unitholder shall  (i) Transfer, or enter into any contract, option, agreement or other arrangement or understanding with respect to the Transfer of any of the Covered Units or Beneficial Ownership or voting power thereof or therein (including by operation of law), (ii) grant any proxies or powers of attorney, deposit any Covered Units into a voting trust or enter into a voting agreement with respect to any Covered Units or (iii) knowingly take any action that would make any representation or warranty of any Unitholder contained herein untrue or incorrect or have the effect of preventing or disabling any Unitholder from performing its obligations under this Agreement; provided that the foregoing shall not include or prohibit pledges or security interests (or the foreclosure thereof) relating to existing or future bona fide loans that do not prevent or disable any Unitholder from performing its obligations under this Agreement. Any Transfer in violation of this provision shall be void.

(b)        Prior to the Termination Date, in the event that a Unitholder becomes the Record Holder or acquires Beneficial Ownership of, or the power to vote or direct the voting of, any additional AHGP Common Units or other voting interests with respect to AHGP, such Unitholder will promptly notify AHGP of such AHGP Common Units or voting interests, such AHGP Common Units or voting interests shall, without further action of the parties, be deemed Covered Units and subject to the provisions of this Agreement, and the number of AHGP Common Units held by the Unitholder set forth on Schedule A hereto will be deemed amended accordingly and such AHGP Common Units or voting interests shall automatically become subject to the terms of this Agreement.

7.         Transfer Agent. Each Unitholder hereby authorizes AHGP or its counsel to notify AHGP’s transfer agent that there is a stop transfer order with respect to all Covered Units (and that this Agreement places limits on the voting and Transfer of such Covered Units); provided,  however, that AHGP or its counsel will further notify AHGP’s transfer agent to lift and vacate the stop transfer order with respect to the Covered Units on the earlier of (a) the date on which the written consent of the Unitholder is delivered in accordance with Section 2 and (b) the Termination Date.

8.         Unitholder Capacity. This Agreement is being entered into by the Unitholders solely in their capacity as Record Holders or Beneficial Owners of AHGP Common Units, and nothing in this Agreement shall restrict or limit the ability of the Unitholders or any Affiliate or any employee thereof who is a director or officer of AHGP or AGP to take any action in his or her capacity as a director or officer of AHGP or AGP to the extent specifically permitted by the Simplification Agreement.

9.         Disclosure. The Unitholders hereby authorize AHGP to publish and disclose in any announcement or disclosure required by the SEC and in the Consent Statement the Unitholder’s identity and ownership of the Covered Units and the nature of the Unitholders’ obligations under this Agreement.

10.       No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in AHGP any direct or indirect ownership or incidence of ownership of or with respect to any Covered Units.  All rights, ownership and economic benefit relating to the Covered Units shall remain vested in and belong to the Unitholders, and AHGP shall have no authority to direct the Unitholders in the voting or disposition of any of the Covered Units, except as otherwise provided herein.

11.       Non Survival of Representations and Warranties. The representations and warranties of the Unitholders contained herein shall not survive the closing of the transactions contemplated hereby and by the Simplification Agreement.

12.       Amendment and Modification. Subject to the provisions of the applicable Laws, at any time prior to the Effective Time, the parties may modify or amend this Agreement, by written agreement of the parties.

13.       Waiver. The failure of any party to assert any of its rights hereunder or under applicable Law shall not constitute a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise by any party of any of its rights hereunder precludes any other or further exercise of such rights or any other rights hereunder or under applicable Law.

14.       Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile, email or overnight courier:

(i) If to the Unitholders:

c/o Alliance Holdings GP, L.P.
1717 South Boulder Avenue, Suite 400
Tulsa, Oklahoma 74119
Attn:	R. Eberley Davis
Telephone:	(918) 295-1415
Facsimile:	(918) 295-7358
Email:	Eb.Davis@arlp.com

With a copy to:

Vinson & Elkins L.L.P.
1001 Fannin St, Suite 2500
Houston, Texas 77002
Attn:	David P. Oelman
Telephone:	(713) 758-3708
Facsimile:	(713) 615-5861
Email:	doelman@velaw.com

(ii) If to AHGP:

Alliance Holdings GP, L.P.
1717 South Boulder Avenue, Suite 400
Tulsa, Oklahoma 74119
Attn:	R. Eberley Davis
Telephone:	(918) 295-1415
Facsimile:	(918) 295-7358
Email:	Eb.Davis@arlp.com

With a copy to:

Vinson & Elkins L.L.P.
1001 Fannin St, Suite 2500
Houston, Texas 77002
Attn:	David P. Oelman
Telephone:	(713) 758-3708
Facsimile:	(713) 615-5861
Email:	doelman@velaw.com

15.       Entire Agreement. This Agreement and the Simplification Agreement  (including any exhibits thereto) constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

16.       No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

17.       GOVERNING LAW AND VENUE. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.

18.       Assignment; Successors. This Agreement shall not be assignable by operation of law or otherwise; provided,  however, that AHGP may assign all or any of its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of AHGP;  provided further that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Any purported assignment in violation of this Agreement shall be null and void.

19.       Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

20.       Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

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IN WITNESS WHEREOF, AHGP, and the Unitholders have caused to be executed or executed this Agreement as of the date first written above.

ALLIANCE HOLDINGS GP, L.P.

By: Alliance GP, LLC, its general partner

By	/s/ R. Eberley Davis
	Name:	R. Eberley Davis
	Title:	Senior Vice President, General Counsel and Secretary

UNITHOLDERS:

JOSEPH W. CRAFT III

By	/s/ Joseph W. Craft III
Joseph W. Craft III
As Trustee of the JWC III Rev Trust

ALLIANCE MANAGEMENT HOLDINGS III, LLC

By	/s/ Joseph W. Craft III
	Name:	Joseph W. Craft III
	Title:	Director

KATHLEEN S. CRAFT

By	/s/ Kathleen S. Craft
Kathleen S. Craft
As Trustee of the Kathleen S. Craft Revocable Trust

[Signature Page to Support Agreement]

ELAINE R. GUILFOYLE

By	/s/ Elaine R. Guilfoyle
Elaine R. Guilfoyle

As Co-Trustee under (i) the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV dated February 27, 2006; (ii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated February 27, 2006; (iii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft dated February 27, 2006; (iv) the Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft dated February 27, 2006; (v) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Joseph W. Craft IV U/A Dated February 27, 2006; (vi) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B. Fiddes U/A Dated February 27, 2006; (vii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Ryan E. Craft U/A Dated February 27, 2006; and (viii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft U/A Dated February 27, 2006

DALE G. WILKERSON

By	/s/ Dale G. Wilkerson
Dale G. Wilkerson

As Co-Trustee under (i) the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV dated February 27, 2006; (ii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated February 27, 2006; (iii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft dated February 27, 2006; (iv) the

[Signature Page to Support Agreement]

Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft dated February 27, 2006; (v) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Joseph W. Craft IV U/A Dated February 27, 2006; (vi) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B. Fiddes U/A Dated February 27, 2006; (vii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Ryan E. Craft U/A Dated February 27, 2006; and (viii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft U/A Dated February 27, 2006

A. WELLFORD TABOR

By	/s/ Wellford Tabor
A. Wellford Tabor

As Co-Trustee under (i) the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV dated February 27, 2006; (ii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated February 27, 2006; (iii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft dated February 27, 2006; (iv) the Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft dated February 27, 2006; (v) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Joseph W. Craft IV U/A Dated February 27, 2006; (vi) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B. Fiddes U/A Dated February 27, 2006; (vii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Ryan E. Craft U/A Dated February 27, 2006; and (viii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft U/A Dated February 27, 2006

[Signature Page to Support Agreement]

ALLIANCE RESOURCE GP, LLC

By	/s/ R. Eberley Davis
	Name:	R. Eberley Davis
	Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Support Agreement]

SCHEDULE A

Unitholder	Existing Units

Joseph W. Craft III, as trustee of the JWC III Rev Trust	AHGP Common Units: 2,463,449

Alliance Management Holdings III, LLC	AHGP Common Units: 315,941

Kathleen S. Craft, as trustee of the Kathleen S. Craft Revocable Trust	AHGP Common Units: 1,998,250

Elaine R. Guilfoyle Dale G. Wilkerson A. Wellford Tabor, as co-trustees

AHGP Common Units: 5,725,467 (Beneficially Owned as co-trustees under (i) the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV dated February 27, 2006; (ii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated February 27, 2006; (iii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft dated February 27, 2006; (iv) the Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft dated February 27, 2006; (v) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Joseph W. Craft IV U/A Dated February 27, 2006; (vi) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B. Fiddes U/A Dated February 27, 2006; (vii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Ryan E. Craft U/A Dated February 27, 2006; and (viii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft U/A Dated February 27, 2006

Alliance Resource GP, LLC	AHGP Common Units: 20,641,168